                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/ /  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                               QLOGIC CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                               QLOGIC CORPORATION
                             3545 HARBOR BOULEVARD
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 438-2200



                                August 12, 1996



Dear Stockholder:


          We have been advised today that, due to a mailing error, the Notice of Annual Meeting of Stockholders scheduled to be held on August 20, 1996, the Proxy Statement for that meeting, and the Annual Report to Stockholders may not have been mailed to all record holders of common stock of QLogic Corporation.

          Because timely notice of the Annual Meeting of Stockholders may not have been given to all stockholders, we have decided to reschedule the meeting to August 30, 1996 and to remail the notice, proxy materials and Annual Report to stockholders of record as of July 12, 1996 who might not have received the materials.

          Because the mailing problem only affected record holders, they will receive this letter, the accompanying Supplemental Notice of Annual Meeting, the Proxy Statement and proxy card, and the Annual Report to Stockholders. Other stockholders will only receive this letter and the Supplemental Notice, since we have been advised that a Proxy Statement, a proxy card and an Annual Report previously was mailed to each of you.

          Please note that the record date of the meeting, July 12, 1996, has not been changed. If you have already submitted your proxy for the Annual Meeting, that proxy will continue to be valid for the rescheduled Annual Meeting and you need take no further action.

          We apologize for any inconvenience that this may have caused you, and we look forward to seeing you at the rescheduled Annual Meeting on August 30, 1996.



                                          Sincerely,



                                          Michael R. Manning
                                          Secretary

                               QLOGIC CORPORATION
                             3545 HARBOR BOULEVARD
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 438-2200


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 30, 1996


To the Stockholders of QLOGIC CORPORATION:


          You are cordially invited to attend the Annual Meeting of Stockholders of QLogic Corporation, a Delaware corporation (the "Company"), which has been rescheduled to be held at the Hyatt Regency Irvine Hotel, 17900 Jamboree Road, Irvine, California, at 10:00 a.m., California time, on Friday, August 30, 1996, to consider and act upon the following matters, all as more fully described in the Company's Proxy Statement which is incorporated herein by this reference:

                1. To elect a board of five directors to serve until the next annual meeting of the Company's stockholders and until their successors have been elected and qualify;

                2. To consider and take action concerning approval of amendments of the Company's Non-Employee Director Stock Option Plan (a copy of which, as amended, is included as Appendix A to the Proxy Statement) which extend the termination date of the plan by five years to December 31, 2001, increase the number of shares of common stock subject to the Plan by 75,000, provide for initial grants to new directors of options to purchase 8,000 shares of common stock, provide for annual grants to each non-employee director (other than the chairman of the board) of options to purchase 3,000 shares of common stock, and provide for annual grants to the chairman of the board of options to purchase 5,000 shares of common stock;

                3. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for fiscal year 1997; and

                4. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Stockholders of record of the Company's common stock at the close of business on July 12, 1996, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

          THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THEIR PROXY. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED. ANY STOCKHOLDER WHO HAS PREVIOUSLY SUBMITTED A PROXY AND DOES NOT DESIRE TO REVOKE IT OR CHANGE HIS OR HER VOTE NEED NOT TAKE ANY FURTHER ACTION.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      Michael R. Manning
                                      Secretary


Costa Mesa, California
August 12, 1996

PROXY                          QLOGIC CORPORATION
                             3545 HARBOR BOULEVARD
                          COSTA MESA, CALIFORNIA 92626

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gary E. Liebl and George D. Wells as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of QLogic Corporation held of record by the undersigned on July 12, 1996, at the Annual Meeting of Stockholders to be held on August 30, 1996, or any adjournment thereof.

1. ELECTION OF DIRECTORS                 / / FOR all nominees below      / / WITHHOLD AUTHORITY to
                                         (except as marked to the        vote
                                         contrary below)                 for all nominees listed
                                                                         below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX NEXT TO THE NOMINEE'S NAME BELOW):

       / / Gary E. Liebl        / / George D. Wells        / / H.K. Desai
                 / / Carol L. Miltner        / / James A. Bixby

2. AMENDMENT TO NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                 / / FOR        / / AGAINST        / / ABSTAIN

3. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

                 / / FOR        / / AGAINST        / / ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

                                              Dated: _____________________, 1996


                                              ----------------------------------
                                                          Signature

                                              ----------------------------------
                                                  Signature if held jointly

                                              Please sign exactly as name
                                              appears below. When shares are
                                              held by joint tenants, both should
                                              sign. When signing as attorney, as
                                              executor, administrator, trustee,
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by President or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.

          PLEASE READ, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.